Other Non-Current Assets - Summary of Other Non-Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Other Assets, Noncurrent [Abstract]
Deposits	¥ 2,194		¥ 1,000
Prepayment for property and equipment	3,928		2,103
Long term interest receivable	320,073		95,429
Prepayment for equity investment in a private company	20,000		0
Others	317		0
Total	¥ 346,512	$ 49,551	¥ 98,532